POWER OF ATTORNEY

     WHEREAS, the undersigned officers and directors of Vital Signs, Inc. desire to authorize Terry D. Wall, Anthony J. Dimun and Barry Wicker to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement of Form S-8, including all amendments thereto,

     NOW, THEREFORE,

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Terry D. Wall, Anthony J. Dimun and Barry Wicker, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign to Registration Statement of Form S-8 registering an additional 600,000 shares of the Common Stock of Vital Signs, Inc. issuable in connection with the Company's Investment Plan, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 14th day of October, 1997.

SIGNATURE                    TITLE


/s/ Terry D. Wall            President, Chief Executive Officer and Director
______________________
Terry D. Wall



/s/ David J. Bershad         Director
______________________
David J. Bershad


/s/Anthony J. Dimun          Executive Vice President, Chief
_______________________      Financial Officer, Treasurer and
Anthony J. Dimun             Director (Chief Financial and
                             Accounting Officer)


/s/ Joseph J. Thomas         Director
_______________________
Joseph J. Thomas


/s/John Toedtman             Director
_______________________
John Toedtman


/s/Barry Wicker              Executive Vice President an Director
_______________________
Barry Wicker